UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 2, 2023

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-36033	98-1226628
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104

(650) 808-6000

(Addresses, including zip code, and telephone number, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Ordinary Share $0.00001 Par Value	TBPH	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2023, at the Annual General Meeting of Shareholders (the “Annual Meeting”) of Theravance Biopharma, Inc. (the “Company”), the Company’s shareholders approved an amendment and restatement of the Company’s 2013 Equity Incentive Plan (as amended and restated, the “Amended Plan”) to effect the following material changes to the existing plan:

•	Extend the term of the plan by an additional ten years;

•	Eliminate the “evergreen” feature, which provided for automatic annual increases in the number of shares available for issuance under the plan;

•	Reduce the number of shares reserved for issuance by 3,808,287 shares, or a 46% reduction in shares available for future awards;

•	Eliminate the Company’s ability to reprice options and share appreciation rights without first obtaining shareholder approval; and

•	Remove certain provisions no longer necessary since the repeal of the exemption from the annual deduction limitation imposed by Section 162(m) of the Internal Revenue Code for performance-based compensation, including annual limits on the amount of awards that could be granted to any participant in a fiscal year.

The foregoing description of the Amended Plan is qualified in its entirety by reference to the Amended Plan itself, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 2, 2023, at the Annual Meeting, the Company’s shareholders approved an amendment and restatement of the Company’s Amended and Restated Memorandum and Articles of Association (as amended and restated, the “Amended Memorandum and Articles”) to declassify the Company’s board of directors over time. The Amended Memorandum and Articles became effective on May 2, 2023 when the requisite shareholder vote was obtained at the Annual Meeting.

The foregoing description of the Amended Memorandum and Articles is qualified in its entirety by reference to the Amended Memorandum and Articles itself, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 2, 2023. Shareholders holding 53,803,691 shares of capital stock, representing 85.10% of the total number of shares outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business.

The matters voted on at the Annual Meeting are summarized below, and the votes cast with respect to each such matter are set forth below. These matters are described in more detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 28, 2023 (as amended and supplemented, the “Proxy Statement”).

Proposal One – Based on the following results of voting, the nominees listed below were elected Class III directors to serve as members of the Board until the Company’s Annual General Meeting held in 2026 and until their successors are duly elected and qualified:

Nominees	For	Against	Abstain	Broker Non-Votes
Dean J. Mitchell	37,494,937	10,195,459	26,400	6,086,895
Deepika R. Pakianathan	41,984,899	5,705,313	26,584	6,086,895

Proposal Two – Based on the following results of voting, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified:

	For	Against	Abstain	Broker Non-Votes
Number of Shares Voted	52,773,713	928,728	101,250	N/A

Proposal Three – Based on the following results of voting, a non-binding advisory resolution regarding the compensation of the Company’s named executive officers was approved:

	For	Against	Abstain	Broker Non-Votes
Number of Shares Voted	42,597,635	5,073,854	45,307	6,086,895

Proposal Four – Based on the following results of voting, the Company’s shareholders approved, on an advisory basis, that shareholder votes on the compensation of the Company’s named executive officers occur every year:

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Number of Shares Voted	46,190,946	4,671	1,498,681	22,498	6,086,895

Based on these results and consistent with the Company’s prior recommendation, Company has decided to conduct future shareholder advisory votes on the compensation of the Company’s named executive officers every year until the next required advisory vote on the frequency of such votes.

Proposal Five – Based on the following results of voting, the Company’s Amended and Restated 2013 Equity Incentive Plan was approved:

	For	Against	Abstain	Broker Non-Votes
Number of Shares Voted	39,511,933	8,125,310	79,553	6,086,895

Proposal Six – Based on the following results of voting, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association to declassify the Board over time was approved:

	For	Against	Abstain	Broker Non-Votes
Number of Shares Voted	46,475,207	1,235,783	5,806	6,086,895

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Memorandum and Articles of Association of Theravance Biopharma, Inc.
10.1#	Amended and Restated 2013 Equity Incentive Plan of Theravance Biopharma, Inc.
104	Cover Page Interactive Data File (formatted as inline XBRL)

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: May 3, 2023	By:	/s/ Brett Grimaud
Brett Grimaud
General Counsel